Exhibit 99.3

UTSTARCOM, INC.
LETTER OF CONSENT

Relating to Amendments and Waiver under the Indenture
Governing the Following Notes:

Title of Security	Principal Amount Outstanding	CUSIP Numbers
7/8% Convertible Subordinated Notes due 2008	$274,600,000	918076AA8 918076AB6

The Consent Solicitation for the Notes will expire at 5:00 p.m., New York City time, on January 5, 2007, unless otherwise extended or earlier terminated (such time and date, as the same may be extended or earlier terminated, the “Consent Date”). You will be eligible to receive a Consent Fee only if you validly deliver a consent prior to the Consent Date (and do not properly revoke such consent prior to the date the Proposed Amendments and Waiver become effective).  The Proposed Amendments and Waiver will become effective only upon (i) due execution and delivery of a Supplemental Indenture by UTStarcom and the Trustee and (ii) upon receipt by the Trustee of an officers’ certificate from UTStarcom certifying that valid Requisite Consents to the Proposed Waiver have been received (and not properly revoked) and have been accepted for payment by UTStarcom, (such time and date when both events referred to in both (i) and (ii), the “Effective Date,”which effective date could be prior to the Consent Date).

To:    Global Bondholder Services Corporation (as Tabulation Agent)

By Hand, Overnight Delivery or Mail:
65 Broadway – Suite 723
New York, New York 10006
Attn:  Corporate Actions

By Facsimile Transmission (For Eligible Institutions only): (212) 430-3775	Confirmation: (212) 430-3774	Banks and Brokers call: (212) 430-3774 Toll free (866) 937-2200

Subject to the terms and conditions set forth in the accompanying Consent Solicitation Statement dated December 22, 2006 (as it may be amended or supplemented from time to time, the “Consent Solicitation Statement”) and this Letter of Consent (as it may be amended or supplemented from time to time, this “Letter of Consent”), the Consent Solicitation is made by UTStarcom, Inc., a Delaware corporation (“UTStarcom”), only to Holders (as defined below) as of the Record Date (as defined below) of UTStarcom’s 7/8% Convertible Subordinated Notes due 2008 (the “Notes”), issued and outstanding under the Indenture (the “Indenture”), dated as of March 12, 2003, by and between UTStarcom, as issuer, and U.S. Bank National Association, as trustee (the “Trustee”) as more fully described in the Consent Solicitation Statement.

The term “Record Date” as used herein means 5:00 p.m., New York City time, on December 21, 2006, and the term “Holder” means each person shown on the records of the registrar for the Notes as a registered holder as of the Record Date or a Participant (as defined below).

The term “Expiration Date” means May 31, 2007.

Capitalized terms used herein but not defined herein have the meanings set forth in the Consent Solicitation Statement or in the Indenture.

Holders who wish to consent to the Proposed Amendments and Waiver must deliver their properly completed and executed Letter of Consent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission to the Tabulation Agent (not to UTStarcom, the Solicitation Agent or the Trustee) at its address or facsimile number set forth above in accordance with the instructions set forth herein and in the Consent Solicitation Statement. However, UTStarcom reserves the right to accept any consent received by UTStarcom, the Solicitation Agent or the Trustee.

Under no circumstances should any person tender or deliver Notes to UTStarcom, the Tabulation Agent, the Solicitation Agent, the Trustee or any other party at any time in connection with the Consent Solicitation or this Letter of Consent.

Only Holders or their duly designated proxies (“Duly Designated Proxies”) are eligible to consent to the Proposed Amendments and Waiver. Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder or such Holder’s assignee or nominee to (i) execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. As of the date of the Consent Solicitation Statement, the only registered holder of the Notes is Cede & Co., as nominee for The Depository Trust Company (“DTC”). For purposes of the Consent Solicitation, DTC has authorized DTC participants (each, a “Participant,” and collectively, the”Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

Only Holders whose properly executed Letters of Consent are received by the Tabulation Agent prior to the Consent Date, and who do not properly revoke their consent prior to the Effective Date, will be eligible to receive the Consent Fee in the event the Proposed Amendments and Waiver become effective and all other conditions to the payment of the Consent Fee have been satisfied or waived.  All other Holders will not be eligible to receive the Consent Fee, but will be bound by the supplemental indenture to the Indenture (the “Supplemental Indenture”) implementing the Proposed Amendments and the Proposed Waiver if and when each becomes effective.  Subject to the terms and conditions of the Consent Solicitation Statement and this Letter of Consent, UTStarcom will pay the Consent Fee to the Consenting Holders promptly following the later of the Effective Date and the Consent Date.

UTStarcom expressly reserves the right, in its discretion and regardless of whether any of the conditions described in the Consent Solicitation Statement under “The Consent Solicitation—Conditions to Payment of the Consent Fee” have been satisfied, subject to applicable law, at any time prior to the Effective Date to (i) terminate or withdraw the Consent Solicitation for any reason, (ii) waive any of the conditions to the payment of the Consent Fee, (iii) extend the Consent Date, (iv) amend the terms of the Consent Solicitation, (v) purchase Notes from time to time, including during the Consent Solicitation, or (vi) modify the form or amount of the consideration to be offered pursuant to the Consent Solicitation; provided, however, if the Consent Solicitation is amended or modified in a manner determined by UTStarcom in good faith to constitute a material adverse change to the Holders, UTStarcom will promptly disclose such amendment or modification in a manner it deems in good faith appropriate and will, if appropriate, extend the Consent Solicitation for a period it deems in good faith adequate to permit the Holders to deliver and/or revoke their consents.  Even if a Holder has validly delivered consents, no Consent Fee will be paid if the Requisite Consents are not received, if all of the other conditions to the payment of the Consent Fee have not been satisfied or waived, if the Consent Solicitation is terminated or withdrawn for any reason or if the Supplemental Indenture or the Proposed Waiver do not otherwise become effective for any reason.

CONSENT TO PROPOSED AMENDMENTS AND WAIVER

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a Holder (or Duly Designated Proxy) of the Notes indicated below and has full power and authority to take the action indicated below in respect of such Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by UTStarcom to be necessary or desirable to perfect the undersigned’s consent to the Proposed Amendments and Waiver.

The undersigned acknowledges that the undersigned must comply with the provisions of this Letter of Consent and complete the information required herein to consent validly to the Proposed Amendments and Waiver.

By execution hereof, the undersigned acknowledges that UTStarcom has not filed or may fail to file any report or other information as it would be required to file with the SEC under Section 13(a) or 15(d) of the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any related notices or reports (collectively, the “SEC Reports”) with the Securities and Exchange Commission

(the “SEC”), and has not delivered to the Trustee certain of the reports described by the Indenture governing the Notes held by such Holder and called for by the Exchange Act.

The undersigned hereby consents to the Proposed Amendment, further described in the Consent Solicitation Statement, which will provide that (i) during the period beginning with the Effective Date to and including 5:30 p.m., May 31, 2007 (the “Expiration Date”), (a) any failure by UTStarcom to file with the Securities and Exchange Commission (the “SEC”) prior to the applicable deadline specified in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to deliver to the Trustee a copy of, any report or other information as it would be required to file with the SEC under Section 13(a) or 15(d) of the Exchange Act and any related notices or reports (collectively, the “SEC Reports”), (b) any failure by UTStarcom to deliver certificates (“Compliance Certificates”) to the Trustee regarding UTStarcom’s compliance with covenants under the Indenture, including compliance with Section 6.2 of the Indenture, 90 days after the end of each fiscal year of UTStarcom, including, without limitation, such Compliance Certificates to be delivered pursuant to Section 6.3 of the Indenture, and (c) any failure by UTStarcom to otherwise comply with Section 6.2 or Section 6.3 of the Indenture will not constitute a default under the Indenture (the requirements in the Indenture referred to in (a), (b) and (c) above, the “Reporting Covenants”); and (ii) if as of the Expiration Date, we do not comply with the Reporting Covenants, any default under the Indenture arising from such noncompliance that would have been deemed to have occurred prior to the Effective Date without regard to the provisions of the Supplemental Indenture, and would have been deemed to remain uncured as of the Expiration Date without regard to the provisions of the Supplemental Indenture, shall be deemed to have occurred as of the Expiration Date.

The undersigned hereby further consents to the Proposed Waiver which will provide that any and all defaults and Events of Default, and the consequences thereof, that may have occurred or may occur under the Indenture prior to the Effective Date due to the failure by UTStarcom to comply with the Reporting Covenants shall be waived.  For a description of the Proposed Amendments and Waiver, see “The Proposed Amendments and Waiver.”

The undersigned acknowledges that the Proposed Amendments require for effectiveness the consent of the Holders of a majority in aggregate principal amount (the “Requisite Consents”) of the Notes outstanding and not owned by UTStarcom or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with UTStarcom (the “Outstanding Notes”) and the due execution and delivery of the Supplemental Indenture. The undersigned further acknowledges that the Proposed Waiver requires for effectiveness the receipt of the Requisite Consent and that the Proposed Waiver shall become effective upon receipt by the Trustee of an officers’ certificate from UTStarcom certifying that valid Requisite Consents to the Proposed Amendments and Waiver have been received (and not properly revoked) and have been accepted for payment by UTStarcom. The undersigned acknowledges that such officer’s certificate from UTStarcom to the Trustee shall constitute notice of waiver from the undersigned in accordance with Section 8.4 of the Indenture.  The Effective Date could be prior to the Consent Date.

The undersigned acknowledges that the Proposed Amendments and Waiver are being presented as one proposal.  Accordingly, a consent purporting to consent to only the Proposed Amendments or the Proposed Waiver will not be valid, and the delivery of a consent by a Holder of a particular series of Notes will constitute delivery of a consent to the Proposed Amendments and Waiver.

Even if the Proposed Amendments and Waiver become effective, the Proposed Amendments and Waiver would not cause a waiver of any default or Event of Default that is continuing after the close of business on the Expiration Date in accordance with the terms of the Supplemental Indenture.

The undersigned acknowledges that Letters of Consent delivered pursuant to any one of the procedures described under the heading “The Consent Solicitation—Procedures for Consenting” in the Consent Solicitation Statement and in the instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and UTStarcom upon the terms and subject to the conditions of the Consent Solicitation. The undersigned hereby agrees that it will not revoke any consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate principal amount of Notes held of record by the undersigned (or the Holder for which the undersigned is the Duly Designated Proxy) at the close of business on the Record Date. If this Letter of Consent relates to less than the total aggregate principal amount of Notes so held, the undersigned must list on the table below the serial numbers (with respect to the Notes not held by depositaries) and principal amount (in integral multiples of $1,000) of Notes for which consent is given. If the space provided below is inadequate, list the certificate numbers and aggregate principal amounts on a separate signed schedule and affix the schedule to this Letter of Consent.

The undersigned authorizes the Tabulation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to UTStarcom and the Trustee as evidence of the undersigned’s actions with respect to the Proposed Amendments and Waiver.

DESCRIPTION OF THE NOTES AS TO WHICH CONSENTS ARE GIVEN

Name and Address of Holder	Serial Number(s)*	Aggregate Principal Amount of Notes**	Principal Amount With Respect to Which Consents are Given**

Total Principal Amount Consenting of Notes:

*              Need not be completed by Holders whose Notes are held of record by depositaries including DTC.

**    Unless otherwise indicated in the column labeled “Principal Amount With Respect to Which Consents Are Given,” the Holder will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled “Aggregate Principal Amount of Notes.” All principal amounts must be in multiples of $1,000.

CONSENT FEE INSTRUCTIONS

If the Requisite Consents are received prior to the Consent Date, and are not properly revoked prior to the Effective Date, subject to the terms set forth herein and in the Consent Solicitation Statement and the satisfaction of conditions to payment of the Consent Fee, UTStarcom will pay to the Holders from whom properly executed and completed Letters of Consent are received by the Tabulation Agent prior to the Consent Date and are not properly revoked prior to the Effective Date (such Holders, the “Consenting Holders”) the Consent Fee set forth in the Consent Solicitation Statement.

Any Consent Fee that is paid will be paid pursuant to the procedures described herein and under “The Consent Solicitation—Consent Fee” in the Consent Solicitation Statement. Any Consent Fee that is paid will be paid only to Holders or Duly Designated Proxies whose Letters of Consent are received by the Tabulation Agent prior to the Consent Date and so accepted by the UTStarcom. Holders or Duly Designated Proxies whose Letters of Consent are not received by the Tabulation Agent prior to the Consent Date will NOT be eligible to receive the Consent Fee. The method of delivery of all documents, including fully executed Letters of Consent, is at the election and risk of the Holder or Duly Designated Proxy.

Please indicate below to whom the Consent Fee should be paid.

SPECIAL PAYMENT INSTRUCTIONS To be completed ONLY if the Consent Fee in respect of any consent given hereby is to be issued in the name of and sent to someone other than the undersigned.

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the Consent Fee in respect of any consent given hereby is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the following page.

Issue Payment to:	Mail Payment to:

Name:	Name:
(Please Print)	(Please Print)
Address:	Address:

(Include Zip Code)	(Include Zip Code)

Wire Transfer Tabulation*
(Taxpayer Identification or Social Security No.)

(Taxpayer Identification or Social Security No.)

* To be provided if payment is to be made by wire transfer

CONSENT

IMPORTANT—READ CAREFULLY

This Letter of Consent must be executed in exactly the same manner as the name of the Holder appears on the Notes. An authorized Participant must execute this Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Notes are held of record by two or more joint Holders, all such Holders must sign this Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to UTStarcom of such person’s authority to so act. If the Notes are registered in different names, separate Letters of Consent must be executed covering each form of registration. If this Letter of Consent is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to UTStarcom to execute the Letter of Consent on behalf of the Holder. Any beneficial owner of the Notes who is not a Holder of record of such Notes must arrange with the person who is the Holder of record or such Holder’s assignee or nominee to execute and deliver this Letter of Consent on behalf of such beneficial owner.

SIGN HERE

Signature(s) of Holder(s)

Date:
Name(s):

(Please Print)

Capacity (full title):
Address:
(Include Zip Code)

Area Code and Telephone No.:
Wire Transfer Instructions:*
Tax Identification or Social Security No.
GUARANTEE OF SIGNATURE(S) (If required, see instructions 5 and 6 below)
Authorized Signature:
Name and Title:
(Please Print)

Dated:
Name of Firm:

*To be provided if payment is to be made by wire transfer

FORM OF PROXY WITH RESPECT TO THE CONSENT

The undersigned hereby irrevocably appoints                            as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver this Letter of Consent on which this form of proxy is set forth with respect to the Notes in accordance with the terms of the Consent Solicitation described in the Consent Solicitation Statement, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE LATER OF (i) THE DATE THE PROPOSED AMENDMENTS AND WAIVER BECOME EFFECTIVE OR (ii) THE CONSENT DATE. The aggregate principal amount and serial numbers of Notes as to which this Proxy is given are set forth below.

Aggregate Principal Amount of Notes	Serial Number(s)

IMPORTANT—READ CAREFULLY

This proxy must be signed by the Holder(s) exactly as its name(s) appears on the Certificates for the Notes. If the Notes are held of record by two or more joint Holders, all such Holders must sign this proxy. If a signatory is a corporation, please give full corporate names and have a duly authorized officer sign, stating title. If a signatory is a partnership or trust, please sign in the partnership or trust name by a duly authorized person. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth the signatory’s full name below. See Instruction 5.

PLEASE SIGN BELOW (See Instructions 1 and 5)
X:
X:
Signature(s) of Owner(s)
Dated:
PLEASE TYPE OR PRINT INFORMATION BELOW
Name(s):
Capacity:
Address:
(Including Zip Code)

Area Code and Telephone Number:
SIGNATURE GUARANTEE (If Required, see Instructions 5 and 6)
Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)
Dated:

INSTRUCTIONS FOR CONSENTING HOLDERS

(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1. Delivery of this Letter of Consent. Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Letter of Consent and other documents required by this Letter of Consent must be received by the Tabulation Agent at its address or facsimile number set forth on the cover hereof prior to the Consent Date. The method of delivery of this Letter of Consent and all other required documents to the Tabulation Agent is at the risk of the Holder or Duly Designated Proxy, and the delivery will be deemed made only when actually received by the Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Consent should be sent to any person other than the Tabulation Agent.

Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.

2. Consent Date. The term “Consent Date” means 5:00 p.m., New York City time, on January 5, 2007, unless UTStarcom extends the period during which the Consent Solicitation is open, in which case the term “Consent Date” means the latest time and date to which the Consent Solicitation is extended, or unless the Consent Solicitation is terminated or withdrawn.  To extend the Consent Date, UTStarcom will notify the Tabulation Agent in writing or orally of any extension and will make a public announcement thereof prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date. UTStarcom may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines.  Failure by any Holder or beneficial owner of Notes to be so notified will not affect the extension of the Consent Solicitation.

3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by UTStarcom whose determinations will be binding. UTStarcom reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of UTStarcom’s counsel, be unlawful. UTStarcom also reserves the right to waive any irregularities in connection with deliveries, which UTStarcom may, but is not obligated to, require to be cured within such time as UTStarcom determines. None of UTStarcom, the Trustee, the Tabulation Agent, the Solicitation Agent or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Letters of Consent or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. UTStarcom’s interpretation of the terms and conditions of the Consent Solicitation (including this Letter of Consent and the accompanying Consent Solicitation Statement and the instructions hereto and thereto) will be final and binding on all parties.

4. Holders Entitled to Consent. Only a Holder (or its Duly Designated Proxy, representative or attorney in- fact) or another person who has complied with the procedures set forth below may execute and deliver a Letter of Consent. Any beneficial owner or registered holder of the Notes who is not the Holder thereof (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent to the Tabulation Agent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, the term “Holder” shall be deemed to include Participants through which a beneficial owner’s Notes may be held of record as of the Record Date in DTC. A consent by a Holder or Duly Designated Proxy is a continuing consent notwithstanding that ownership of a Note has been transferred subsequent to the Record Date, unless the Holder or Duly Designated Proxy timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

5. Signatures on this Letter of Consent. If this Letter of Consent is signed by the Holder of the Notes with respect to which this Letter of Consent is given, the signature of such Holder must correspond with the name as contained on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.

If any of the Notes with respect to which this Letter of Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Letter of Consent. If any Notes with respect to which this Letter of Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different Holders.

If this Letter of Consent is signed by trustees, executors, administrators, guardians, Duly Designated Proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by UTStarcom, submit evidence satisfactory to UTStarcom of their authority to so act along with this Letter of Consent.

6. Signature Guarantees. All signatures on this Letter of Consent must be guaranteed by a firm or other entity identified in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Letter of Consent is given by or for the account of an Eligible Institution. If the Holder of the Notes is a person other than the signer of this Letter of Consent, see Instruction 5.

7. Revocation of Consent. Consents to the Proposed Amendments and Waiver that are delivered prior to the Effective Date may be revoked at any time prior to the Effective Date.  Consents delivered on and after the Effective Date (even if such date is prior to the Consent Date) may not be revoked at any time, unless UTStarcom is required by applicable law to permit such revocation.  Any Holder (or Duly Designated Proxy) of Notes as to which a consent has been given may revoke such consent as to such Notes or any portion of such Notes (in integral multiples of $1,000) by delivering a written notice of revocation or a changed Letter of Consent bearing a date later than the date of the prior Letter of Consent at any time prior to the Effective Date (which may occur prior to the Consent Date).  Any notice of revocation received on or after the Effective Date will not be effective, even if received prior to the Consent Date. A consent to the Proposed Amendments and Waiver by a Holder will bind the Holder and every subsequent holder of such Notes or portion of such Notes, even if notation of the consent is not made on such Notes. A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to a consent to the Proposed Amendments and Waiver given by a Holder.

To be valid, a notice of revocation must (i) be in writing, (ii) contain the name of the Holder and the aggregate principal amount of the Notes to which it relates, (iii) either be signed in the same manner as the original Letter of Consent or accompanied by a duly executed proxy or other authorization (in form satisfactory to UTStarcom) by the Holder, and (iv) be received by the Tabulation Agent in accordance with the instructions contained herein prior to the Effective Date.  All revocations of consents must be sent to the Tabulation Agent at its address set forth in this Letter of Consent.

To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, Duly Designated Proxy, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by UTStarcom, submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the Notes listed on the revocation and only if such revocation complies with the provisions of this Letter of Consent and the Consent Solicitation Statement. Only a Holder (or Duly Designated Proxy) is entitled to revoke a consent previously given. A beneficial owner of the Notes must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Notes. A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed

Amendments and Waiver. A purported notice of revocation that is not received by the Tabulation Agent in a timely fashion and accepted by the UTStarcom as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may be rescinded only by the delivery of a written notice of revocation or the execution and delivery of a new Letter of Consent. A Holder who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Consent Date.

Prior to the Consent Date, UTStarcom intends to consult with the Tabulation Agent to determine whether the Tabulation Agent has received any revocations of consents. UTStarcom reserves the right to contest the validity of any such revocations.

8. Backup Withholding. Federal income tax law generally requires a consenting Holder to provide to the Tabulation Agent (as payor) such Holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below, which in the case of a consenting Holder who is an individual is generally such Holder’s social security number, or otherwise establishes an exemption. If the Tabulation Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such consenting Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding at the then applicable rate (currently, 28%) on the amount of gross proceeds received pursuant to the Consent Solicitation. If withholding results in an overpayment of taxes, a refund may be obtained provided the required information is timely furnished to the IRS.

Exempt Holders are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each consenting Holder must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that (A) the TIN provided is correct (or that such holder is awaiting a TIN), (B) the Holder is a U.S. person, and (C)(i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding.

If a Holder that is a U.S. person does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN and check the box in Part 1 of the Substitute Form W-9. Note: Checking this box on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 1 of the Substitute Form W-9 is checked, and the Tabulation Agent is not provided with a TIN by the time of payment, the Tabulation Agent may withhold a portion of the gross proceeds paid to the Holder.

The Tabulation Agent intends to withhold at a rate of 30% on payments pursuant to the Consent Solicitation to a nonresident alien or foreign entity unless such Holder provides the appropriate properly executed IRS Form W-8 (or appropriate substitute form) certifying that such Holder is eligible for an exemption from or a reduction in the rate of withholding. If such withholding results in an overpayment of federal income taxes, a refund or credit may be obtained from the IRS.

9. Waiver and Amendment of Conditions. UTStarcom reserves the absolute right, subject to applicable law, to amend, waive or modify the terms and conditions of the Consent Solicitation.

10. Questions and Requests for Assistance and Additional Copies. Questions regarding the Consent Solicitation, requests for assistance in completing and delivery of this Letter of Consent or for additional copies of the Consent Solicitation Statement, this Letter of Consent or other related documents should be directed to the Tabulation Agent as follows:

Global Bondholder Services Corporation

65 Broadway – Suite 723

New York, New York 10006

Attn:  Corporate Actions

Banks and Brokers call:  (212) 430-3774

Toll free (866) 937-2200

By Facsimile:

(For Eligible Institutions Only):

(212) 430-3775

Confirmation:

(212) 430-3774

By Mail, Overnight Courier or Hand Delivery:

65 Broadway – Suite 723

New York, New York 10006

PAYER’S NAME: Global Bondholder Services Corporation (as Tabulation Agent)
SUBSTITUTE FormW-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification	PAYEE INFORMATION (please print or type)
Individual or business name:
	Check appropriate box:	☐ Individual/Sole Proprietor	☐ Corporation
		☐ Partnership	☐ Other
☐ Exempt from backup withholding
Address (number, street, and apt. or suite no.):

City, State and ZIP code:

Part I: Taxpayer Identification Number (“TIN”)
Enter your TIN to the right and certify by signing and dating below.  For individuals, your TIN is your social security number.  Sole proprietors may enter either their social security number or their employer identification number.  For other entities, your TIN is your employer identification number.

Social security number:

Or
Employer identification number:

☐ Applied For

Part II: Certification

Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the “IRS”) that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding after you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Under penalties of perjury, I certify that:

1.               The number shown on this form is my correct TIN (or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future). I understand that until I provide my TIN to the payer, a portion of all reportable payments made to me by the payer may be withheld and remitted to the IRS as backup withholding;

2.               I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.               I am a U.S. person (including a U.S. resident alien).

For U.S. payees exempt from backup withholding (write “Exempt” in this space):

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Signature	Date		, 2006

NOTE: Failure to complete and return this form may result in backup withholding on any payments made to you pursuant to the Consent Solicitation and a $50 penalty imposed by the IRS. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.  Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000.  Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000.  The table below will help you determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of—
1. Individual’s account	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a Minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:	Give the EMPLOYER IDENTIFICATION For this type of account: number of—
6. Sole proprietorship or single-owner LLC	The owner(3)
7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
8. Corporate account	The corporation
9. Association, club, religious, charity, educational organization or other Tax-Exempt organization account	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of an entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)       List first and circle the name of the person whose number you furnish.

(2)       Circle the minor’s name and furnish the minor’s social security number.

(3)       Show the name of the owner.  Either the social security number or the employer identification number may be furnished.

(4)       List first and circle the name of the legal trust, estate, or pension trust.

Note:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident Individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities),  or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “applied for” in the box in Part I of the form, sign and date the form, and give it to the requester.  Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester.  If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees and Payments Exempt from Backup Withholding

Payees exempt from backup withholding on all payments include the following:

•               An organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b) (7) if the account satisfies the requirements of Section 401(f) (2).

•               The United States or any of its agencies or instrumentalities.

•               A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•               A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•               An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•               A corporation.

•               A foreign central bank of issue.

•               A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•               A futures commission merchant registered with the Commodity Futures Trading Commission.

•               A real estate investment trust.

•               An entity registered at all times during the tax year under the Investment Company Act of 1940.

•               A common trust fund operated by a bank under Section 584(a).

•               A financial institution.

•               A middleman known in the investment community as a nominee or custodian.

•               A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•               Payments to nonresident aliens subject to withholding under Section 1441.

•               Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

•               Payments of patronage dividends not paid in money.

•               Payments made by certain foreign organizations.

•               Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•               Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•               Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•               Payments described in Section 6049(b)(5) to non-resident aliens.

•               Payments on tax-free covenant bonds under Section 1451.

•               Payments made by certain foreign organizations.

•               Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE SERVICE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding.  For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated thereunder.

Privacy Act Notice.  Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS.  The IRS uses the numbers for identification purposes.  Payers must be given the numbers whether or not recipients are required to file tax returns.  Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.  Certain penalties may also apply.

Penalties

(1)  Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information with Respect to Withholding.  If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)  Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISER OR THE INTERNAL REVENUE SERVICE